Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2024	Dec. 31, 2023
Income Taxes [Abstract]
Income Taxes

Note 4. Income Taxes

Income tax expense attributable to pretax loss from continuing operations differed from the amounts computed by applying the U.S. federal income tax rate of 21% to pretax loss from continuing operations as a result of both temporary and permanent differences in the U.S. GAAP vs tax treatment of certain types of expenses, including stock-based compensation, depreciation and amortization, research and development and meals and entertainment. Additionally, the Company's policy is to account for interest and penalties as income tax expense. As of September 30, 2024 and December 31, 2023, the Company had no interest related to unrecognized tax benefits, and no amounts for penalties related to unrecognized tax benefits were recognized in the provision for income taxes. We do not anticipate any significant change within 12 months of this reporting date.

As of September 30, 2024, in addition to the $15.6 million in tax-effected NOL carryforwards, at an assumed tax rate of 26%, the significant components of the Company’s net deferred tax assets included stock-based compensation of $11.7 million, capitalized research and development expenditures of approximately $2.5 million and an intangible asset basis difference of approximately $1.1 million. The Company believes that it is more likely than not that the benefit from the net deferred tax assets will not be realized. Accordingly, it has provided a full valuation allowance on any potential deferred tax assets. The valuation allowance increased by approximately $4.0 million for the period ended September 30, 2024, as compared to the year ended December 31, 2023. The provision for income taxes is not material in the years presented due to there being no taxable income.

The Company has federal R&D credit carryforwards of approximately $623 thousand for the period ended September 30, 2024, which will be applied against payroll taxes, not against income taxes. The Company has no state R&D credit carryforwards.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions, with varying statutes of limitations. The tax years from inception through 2024 remain open to examination due to the carryover of unused net operating losses that are being carried forward for tax purposes.

Note 6 – Income Taxes:

The Company uses the asset and liability method of accounting for income taxes. Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Deferred tax expense or benefit is the result of changes in the deferred tax assets and liabilities. Valuation allowances are established when necessary to reduce deferred tax assets where, based upon the available evidence, management concludes that it is more-likely-than-not that the deferred tax assets will not be realized. Realization of deferred tax assets is also dependent upon future earnings, if any, the timing and amount of which are uncertain.

The Company records a liability for the uncertain tax positions taken or expected to be taken on the Company’s tax return when it is more-likely-than-not that the tax position might be challenged despite the Company’s belief that the tax return positions are fully supportable, and additional taxes will be due as a result. To the extent that the assessment of such tax positions changes, for example, based on the outcome of a tax audit, the change in estimate is recorded in the period in which the determination is made. The provision for income taxes includes the impact of provisions for uncertain tax positions.

Income tax expense attributable to pretax loss from continuing operations differed from the amounts computed by applying the U.S. federal income tax rate of 21% to pretax loss from continuing operations as a result of both temporary and permanent differences in the U.S. GAAP vs tax treatment of certain types of expenses, including stock-based compensation, depreciation and amortization, research and development and meals and entertainment. Additionally, the Company's policy is to account for interest and penalties as income tax expense. As of December 31, 2023, the Company had no interest related to unrecognized tax benefits, and no amounts for penalties related to unrecognized tax benefits were recognized in the provision for income taxes. We do not anticipate any significant change within twelve months of this reporting date.

As of December 31, 2023, the Company had federal and state net operating loss carryforwards of approximately $49 million. All of the federal NOL carryforwards were generated during 2018 or later and will carryforward indefinitely but will be subject to 80% taxable income limitation beginning tax years after December 31, 2021, as provided by the Coronavirus Aid, Relief, and Economic Security (“CARES”) Act (PL 116-136). Furthermore, the utilization of NOLs and tax credit carryforwards to offset future taxable income may be subject to an annual limitation as a result of ownership changes that have occurred previously or may occur in the future. Under Sections 382 and 383 of the Internal Revenue Code, a corporation that undergoes an ownership change may be subject to limitations on its ability to utilize its pre-change NOLs and other tax attributes otherwise available to offset future taxable income and/or tax liability. An ownership change is defined as a cumulative change of 50% or more in the ownership positions of certain stockholders during a rolling three-year period. The Company has determined that ownership changes have occurred, primarily driven by the Transactions, and hence the Company’s ability to use its NOLs or tax credit carryforwards may be restricted.

As of December 31, 2023, in addition to the $13 million in tax-effected NOL carryforwards, at an assumed tax rate of 26%, the significant components of the Company’s net deferred tax assets included stock-based compensation of $11 million, capitalized research and development expenditures of approximately $2 million and an intangible asset basis difference of $1 million. As of December 31, 2022, in addition to the $9 million in tax-effected NOL carryforwards, also at an assumed tax rate of 26%, the significant components of the Company’s net deferred tax assets included stock-based compensation of $10 million and capitalized research and development expenditures of approximately $1 million. The Company believes that it is more likely than not that the benefit from the net deferred tax assets will not be realized. Accordingly, it has provided a full valuation allowance on any potential deferred tax assets The valuation allowance increased by approximately $6.0 million for the period ended December 31, 2023. The provision for income taxes is not material in the years presented due to there being no taxable income.

The Company has federal R&D credit carryforwards of approximately $250,000 which will be applied against payroll taxes, not against income taxes. The Company has no state R&D credit carryforwards.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions, with varying statutes of limitations. The tax years from inception through 2023 remain open to examination due to the carryover of unused net operating losses that are being carried forward for tax purposes.